                                                                    EXHIBIT 99.1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                      ----------------------------------

                          JCP MASTER CREDIT CARD TRUST

                      ----------------------------------

                        8.95% ASSET BACKED CERTIFICATES
                                   SERIES B
                              CUSIP NO. 466115AB8


     Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of October 15, 1997 (as amended, the "Pooling and Servicing Agreement"), by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 15, 1999, and with respect to the performance of the Trust during the month of May, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution
     ------------------------------------------------------
     (Stated on the Basis of $1,000 Original Certificate
     ----------------------------------------------------
     Principal Amount) for this Series.
     ----------------------------------

     1.   The total amount of the distribution to
          Certificateholders per $1,000 original
          Certificate Principal amount..............   $       198.36

     2.   The amount of the distribution set
          forth in paragraph 1 above allocable to
          Certificate Principal, per $1,000
          original Certificate Principal amount.....   $       190.91

     3.   The amount of the distribution set forth
          in paragraph 1 above allocable to
          Certificate Interest, per $1,000
          original Certificate Principal amount..........   $          7.46

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collection of Principal Receivables
         -----------------------------------

          (a)  The aggregate amount of Collections of
               Principal Receivables processed which
               were allocated in respect of the
               Certificates of this Series...............   $    65,189,513

          (b)  The Discounted Percentage in Respect
               of the Collections of Principal
               Receivables set forth in paragraph
               1.(a) above...............................              0.00%

          (c)  The net amount of Collections of
               Principal Receivables processed which
               were allocated in respect of the
               Certificates of this Series...............   $    65,189,513

     2.  Collection of Finance Charge Receivables
         ----------------------------------------

          (a)  The aggregate amount of Collections
               of Finance Charge Receivables
               processed which were allocated in
               respect of the Certificates of this
               Series....................................   $     6,429,371

          (b)  The aggregate amount of Discount
               Option Receivable Collections which
               were allocated in respect of the
               Certificates of this Series...............   $          0.00

          (c)  The portion of Collections of Finance
               Charge Receivables set forth in
               paragraph 2.(a) above which were
               allocated in respect of the
               Certificates of other Series..............   $          0.00

          (d)  The net amount of Collections of
               Finance Charge Receivables which
               were allocated in respect of the
               Certificates of this Series...............   $     6,429,371

     3.   Net Recoveries
          --------------

          The aggregate amount of Net Recoveries
          which were allocated in respect of the
          Certificates of this Series................  $         0.00

     4.   Principal Receivables in the Trust
          ----------------------------------

          (a)  The aggregate amount of Principal
               Receivables in the Trust as of the
               end of the day on the last day of
               such month (which reflects the
               Principal Receivables represented
               by the JCPR Amount and by the
               Aggregate Investor Amount)............  $1,369,966,022

          (b)  The amount of Principal Receivables
               in the Trust represented by the
               Aggregate Investor Amount as of
               the end of the day on the last day
               of such month.........................  $1,075,865,762

          (c)  The Aggregate Investor Amount set
               forth in paragraph 4(b) above as a
               percentage of the aggregate amount
               of Principal Receivables set forth
               in paragraph 4(a) above...............           78.53%

          (d)  The Aggregate Investor Amount for
               this Series as a percentage of the
               aggregate amount of Principal
               Receivables in the Trust as set
               forth in paragraph 4(a) above.........           20.67%


     5.   Delinquent Balances
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts in the Trust
          which were delinquent as of the end of
          the day on the last day of such month:

                                                            Aggregate
                                                             Account
                                                             Balance
                                                             -------
               (a)  1 month:.........................   $  39,597,496
               (b)  2 months:........................      15,023,929
               (c)  3 months:........................      12,021,805
               (d)  4 months:........................       9,746,474
               (e)  5 months:........................              75
               (f)  6 or more months:................               0

                                      Total:           $   76,389,779

     6.  Investor Default Amount
         -----------------------

          The aggregate amount of the Investor
          Default Amount which was allocated in
          respect of the Certificates of this
          Series....................................   $   1,627,652


     7.  Investor Charge Offs;
         ---------------------
         Reimbursement of Charge Offs
         ----------------------------

          (a)  The aggregate amount of Investor
               Charge Offs which was allocated
               in respect of the Certificates of
               this Series..........................   $        0.00

          (b)  The amount of the Investor Charge
               Offs set forth in paragraph 7(a)
               above, per $1,000 original
               Certificate Principal amount
               (which will have the effect of
               reducing pro rata, the amount of
                        --- ----
               each Certificateholder's
               investment) allocated to this
               Series...............................   $        0.00

          (c)  The aggregate amount reimbursed
               to the Trust in the current month
               from drawings under the Letter of
               Credit in respect of Investor
               Charge Offs in prior months..........   $        0.00

          (d)  The amount set forth in paragraph
               7(c) above, per $1,000 original
               Certificate Principal amount
               (which will have the effect of
               increasing, pro rata, the amount
                           --- ----
               of each Certificateholder's
               investment) allocated to this
               Series...............................   $        0.00


     8.  Investor Monthly Servicing Fee
         ------------------------------

          The amount of the Investor Monthly
          Servicing Fee for this Series for the
          preceding Monthly Period payable by
          the Trust to the Servicer.................   $     218,750


     9.  Investor Monthly Facility Fee
         -----------------------------

          The amount of the Investor Monthly
          Facility Fee for this Series for the
          preceding Monthly Period payable by the
          Trust to JCPR.............................   $     364,583

     10.  Available L/C Amount
          --------------------

          The Available L/C Amount as of the
          close of business on the Distribution
          Date specified above for this Series......   $  33,981,940


C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the
          ratio of the Adjusted Investor Amount
          for this Series as of the end of the
          last day of such month to the
          applicable Initial Investor Amount).
          (The amount of a Certificateholder's
          pro rata share of the Investor Amount
          --- ----
          can be determined by multiplying the
          original denomination of the Holder's
          Certificate by the Pool Factor)...........        0.809094



                          J. C. PENNEY COMPANY, INC.,
                                  as Servicer



                        By:   /s/ J. A. Hekele
                              -----------------------------
                              Title: Senior Accounting Manager